Exhibit 10.1
Execution Copy
SETTLEMENT AGREEMENT
This SETTLEMENT AGREEMENT (this “Agreement”) is entered into as of the 23rd day of May, 2011, by and among Franklin Credit Asset Corporation, a Delaware corporation (“Franklin Asset”), Franklin Asset, LLC, a Delaware limited liability company (“FA”), and the other Borrowers listed on Schedule 1 to the signature pages of this Agreement (such other Borrowers, together with Franklin Asset and FA, the “Legacy Loan Parties”); Franklin Credit Holding Corporation, a Delaware corporation (“Holding”), Franklin Credit Management Corporation, a Delaware Corporation (“FCMC”) (the Legacy Loan Parties, Holding and FCMC are referred to collectively as the “Franklin Loan Parties”);Huntington Finance LLC, as Lender under the Legacy Credit Agreement referred to below, The Huntington National Bank (“Huntington”) and M&I Marshall & Ilsley Bank (“M&I”), each as a Lender under the Legacy Credit Agreement referred to below and as a party to the ISDA Agreements referred to below, and The Huntington National Bank, in its capacity as Administrative Agent under the Legacy Credit Agreement (the “Administrative Agent”) (BOS (as defined below), Huntington Finance LLC, Huntington, M&I and the Administrative Agent are referred to collectively as the “Secured Parties”).
RECITALS:
WHEREAS, the Administrative Agent, Huntington, Huntington Finance LLC, M&I and BOS (USA) Inc.(“BOS”), as Lenders, and Franklin Asset, FA and the other Legacy Loan Parties, as Borrowers, entered into a certain Amended and Restated Credit Agreement, dated as of March 31, 2009 (as amended prior to the date hereof, the “Legacy Credit Agreement”);
WHEREAS, Huntington and FCMC entered into (i) a certain 1992 ISDA Master Agreement dated as of February 27, 2008 (the “ISDA Master Agreement”), (ii) certain Schedules to the 1992 ISDA Master Agreement dated as of February 27, 2008, and certain other dates (the “ISDA Schedules”), and (iii) certain Interest Rate Swap Confirmations dated as of February 27, 2008, April 30, 2008, and certain other dates (the “ISDA Confirmations”), and each of the ISDA Master Agreement, the ISDA Schedules and the ISDA Confirmations were thereafter initially assigned to Holding pursuant to an Assignment Agreement dated as of December 19, 2008 (the “First ISDA Assignment”), and subsequently assigned to the Legacy Loan Parties pursuant to a certain Assignment Agreement dated as of March 31, 2009, which Assignment Agreement, together with the First ISDA Assignment, are referred to as the “ISDA Assignments” (the ISDA Master Agreement, the ISDA Schedules, the ISDA Confirmations and the ISDA Assignments, each as amended, restated, modified or supplemented from time to time prior to the date hereof, are collectively termed the “ISDA Agreements”);
WHEREAS, pursuant to a certain Risk Participation Agreement dated as of June 30, 2008 (the “Risk Participation”), M&I purchased a risk participation in the swap transactions evidenced by the ISDA Agreements, and after the termination of such swap transactions pursuant to the ISDA Agreements, paid certain amounts owing to Huntington on account of its Risk Participation and is subrogated to the extent of the amount of such payments with respect to “close-out” obligations due and owing to Huntington under the ISDA Agreements from the Franklin Loan Parties; and

WHEREAS, the Legacy Loan Parties have failed to pay certain “close-out” payments due and owing to Huntington and M&I under the ISDA Agreements, and the Administrative Agent has determined that such payment defaults constitute a Default under Section 8.01(b) of the Legacy Credit Agreement (the “Specified Default”), and the Legacy Loan Parties have not agreed that such failure to make payments constitutes a Default under the Legacy Credit Agreement and have requested that the Administrative Agent and the Required Lenders agree to waive the Specified Default, reduce and satisfy certain indebtedness and amend certain provisions of the Legacy Credit Agreement, release Holding from a certain limited recourse guaranty, and Huntington has asked FA and the other Legacy Loan Parties to consent to and transfer to Huntington the REIT Collateral referred to below, and the parties have agreed to settle and resolve certain other claims and issues, all as set forth in this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree and represent and warrant as follows:
1. Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Legacy Credit Agreement.
2. Representations as to REIT Collateral, Surrender of the REIT Collateral. Franklin Asset, LLC represents and warrants to the Administrative Agent and Huntington (i) that it has obtained the unanimous consent of its members and beneficial owners to transfer, assign and surrender to Huntington in its capacity as Lender under the Legacy Credit Agreement all right, title and interest in (a) 154 shares of common stock (evidenced by Certificate No. 5) of Huntington Preferred Capital II, Inc., (b) 4,724.1330831 shares of class C Preferred Stock (evidenced by Certificate No. C-1) of Huntington Preferred Capital II, Inc. (the common shares described in clause (a) and the preferred shares described in clause (b) together are referred to as the “REIT Shares”), and (c) as of the Settlement Effective Date and at all times thereafter, all cash, securities, rights to receive dividends, other rights, income, distributions of interest and any other distributions, equity interests and property arising thereon or in connection therewith, replacements, exchanges, and substitutions therefor, securities accounts in which any of the above are held, all certificates or other instruments representing any of the foregoing and all security entitlements, and the proceeds (including dividends) of all the foregoing (together with the REIT Shares, the “REIT Collateral”), (ii) that the REIT Collateral is free and clear of any Liens other than Liens in favor of the Administrative Agent in connection with the Legacy Credit Agreement and the Loan Documents, (iii) as of the Settlement Effective Date, all of the REIT Shares are held of record and owned by Franklin Asset, LLC, free and clear of any restrictions on transfer, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands, and (iv) Franklin Asset, LLC has good and valid title to all of the REIT Collateral. As of the Settlement Effective Date, in consideration of the Legacy Reduction and the further Debt Reduction each referred to below, Franklin Asset, LLC hereby transfers, assigns and surrenders (the “Surrender”) to Huntington, in its capacity as Lender under the Legacy Credit Agreement, all of its right, title and interest in the REIT Collateral, free and clear of all Liens other than Liens in favor of the Administrative Agent pursuant to the Legacy Credit Agreement and the other Loan Documents. On the Settlement Effective Date, Franklin Asset, LLC agrees to execute and deliver the stock powers in the form attached as Exhibit 2 to further evidence the Surrender.
3. Debt Reduction. As of the Settlement Effective Date, in consideration for the Surrender of the REIT Collateral, Huntington agrees to accept the Surrender of the REIT Collateral, and Huntington and M&I, as applicable, further agree as follows:
(i) Huntington, in its capacity as a Lender, agrees to reduce the amounts owing on Huntington’s portion of the Tranche A Advances under the Legacy Credit Agreement by an amount equal to $478,000,000 (the “Legacy Reduction”). After the application of the Legacy Reduction, each of the Legacy Loan Parties agrees (i) that it jointly and severally owes, without offset, recoupment or dispute to the Lenders under the Legacy Credit Agreement and the other Loan Documents, as of May 23, 2011, the aggregate principal sum of $172,842,351.34, in respect of Tranche A, the aggregate principal sum of $434,345,117.87, in respect of Tranche B, and the aggregate principal sum of $171,085,453.92, in respect of Tranche C, as further set forth in Schedule 3 hereto, in each instance, together with interest, fees, expenses, and other charges owing pursuant to the terms of the Legacy Credit Agreement and the other Loan Documents;

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(ii) Huntington, in its capacity as a party to the ISDA Agreements, agrees in favor of the Legacy Loan Parties, Holding and FCMC to fully satisfy the “close out” indebtedness relating to the following swap transactions terminated as of January 25, 2011: (1) (ref: #20165HU) with an effective date of March 5, 2008, termination date of March 5, 2011, and notional amount of USD70,000,000; (2) (ref: #20166HU) with an effective date of March 5, 2008, termination date of March 5, 2012, and notional amount of USD45,000,000; (3) (ref: #20733HU) with an effective date of May 5, 2008, termination date of May 5, 2011, and notional amount of USD175,000,000; and (4) (ref: #20734HU) with an effective date of May 5, 2008, termination date of May 5, 2011, and notional amount of USD100,000,000, in the aggregate “close-out” amount of $5,687,141.60 (net of amounts owed to M&I pursuant to subrogation);
(iii) M&I, in its capacity as a party entitled to subrogation under the terms of its Risk Participation in the ISDA Agreements agrees in favor of the Legacy Loan Parties, Holding and FCMC to fully satisfy the “close out” indebtedness relating to the swap transactions terminated as of January 25, 2011, and described above in paragraph 3(ii), in the aggregate sum of $775,519.31;
(iv) Huntington, in its capacity as a party to the ISDA Agreements agrees in favor of the Legacy Loan Parties, Holding and FCMC to fully satisfy the “close out” indebtedness relating to the following swap transactions terminated as of March 31, 2009: (1) (ref: #20164HU) with an effective date of March 5, 2008, termination date of March 5, 2010, and notional amount of USD150,000,000; and (2) (ref: #20163HU) with an effective date of March 5, 2008, termination date of March 5, 2010, and notional amount of USD240,000,000, in the aggregate “close-out” amount of $$7,252,969.68 (net of amounts owed to M&I pursuant to subrogation); and
(v) M&I, in its capacity as a party entitled to subrogation under the terms of its Risk Participation in the ISDA Agreements agrees in favor of the Legacy Loan Parties, Holding and FCMC to fully satisfy the “close out” indebtedness relating to the swap transactions terminated as of March 31, 2009, and described above in paragraph 3(iv), in the aggregate sum of $$989,041.32;
(the Legacy reduction and other debt satisfaction by Huntington and M&I referred to in sub-paragraphs (ii), (iii), (iv) and (v) of this Paragraph 3 are collectively termed the “Debt Reduction”).
4. Amendment to Legacy Credit Agreement. On the Settlement Effective Date, the Administrative Agent, the Required Lenders and the Legacy Loan Parties agree to execute and deliver Amendment No. 3 to Amended and Restated Credit Agreement (“Legacy Amendment No. 3”) in the form attached as Exhibit 4. In connection with Legacy Amendment No. 3, Holding shall deliver to the Administrative Agent an audited “stand alone” balance sheet of Franklin Credit Loan Servicing LLC as of December 31, 2010, in all respects satisfactory to the Administrative Agent.
5. Release of Lien on Membership Interests. On the Settlement Effective Date, pursuant to the terms of Legacy Amendment No. 3, Holding and the Administrative Agent agree to execute and deliver a Second Amendment to Amended and Restated Pledge Agreement in the form attached as Exhibit 5, inter alia, releasing the Lien of the Administrative Agent in the membership interests of Franklin Credit Loan Servicing LLC.

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6. Discharge of Guaranty. On the Settlement Effective Date, pursuant to the terms of Legacy Amendment No. 3, Holding and the Administrative Agent agree to execute and deliver a Discharge of Limited Recourse Guaranty in the form attached as Exhibit 6, inter alia, releasing Holding from any obligation under its Limited Recourse Guaranty dated March 31, 2009.
7. Amendment to Licensing Credit Agreement. On the Settlement Effective Date, Huntington, Huntington Finance LLC, Holding and FCMC agree to execute and deliver Amendment No. 4 to Amended and Restated Credit Agreement (Licensing) in the form attached as Exhibit 7, which, inter alia, amends a financial covenant and extends the maturity of a certain Amended and Restated Credit Agreement (Licensing) dated March 31, 2009 (the “Licensing Credit Agreement”) among, Huntington, as administrative agent under such Licensing Credit Agreement, Huntington, Huntington Finance LLC, Holding and FCMC.
8. Waiver of Specified Default. As of the Settlement Effective Date, pursuant to the terms of Legacy Amendment No. 3, the Administrative Agent and the Required Lenders, agree to waive the Specified Default.
9. Conditions Precedent to Closing. This Agreement shall be effective when executed and delivered by each of the Franklin Loan Parties, the Administrative Agent, the Required Lenders under the Legacy Credit Agreement, M&I, Huntington, and Huntington Finance LLC, as of May 23, 2011 (the “Settlement Effective Date”) upon the execution and delivery of each instrument or document listed below and upon satisfaction of each of the other following conditions precedent, in each case in a manner satisfactory to the Administrative Agent and Huntington. Notwithstanding anything herein to the contrary, the parties hereto shall not be obligated to close on any portion of the transactions contemplated hereunder unless the following conditions are satisfied or waived by the applicable party or parties:
(a) Settlement Documents:
(i)	four duly executed originals of this Agreement;

(ii)	two duly executed originals of the Settlement Term Sheet;

(iii)	one duly executed original of a Stock Power for Certificate No. C-1 for 154 shares of common stock of Huntington Preferred Capital II, Inc.;

(iv)	one duly executed original of a Stock Power for Certificate No. 5 for 4,724.1330831 shares of class C Preferred Stock of Huntington Preferred Capital II, Inc.;

(v)	one duly executed original of a Closing Certificate and Resolutions for each Franklin Loan Party;

(vi)	four duly executed originals of Amendment No. 3 to Amended and Restated Credit Agreement;

(vii)	two duly executed originals of the Second Amendment to Amended and Restated Pledge Agreement;

(viii)	two duly executed originals of the Release of Limited Recourse Guaranty of Holding; and

(ix)	two duly executed originals Amendment No. 4 to Amended and Restated Credit Agreement (Licensing);

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(this Agreement and the other loan documents or other instruments referred to in items 9(a) (ii) through and including (ix) above, together with each other agreement, amendment, restatement, supplement or modification executed in connection with any of the foregoing or the transactions contemplated by this Agreement, whether contemporaneously herewith or after the Settlement Effective Date, shall be collectively referred to as the “Settlement Documents”); and
(b) the other closing deliveries listed on Exhibit 9(b) attached.
10. General Representations and Warranties of the Franklin Loan Parties. As of the Settlement Effective Date, each Franklin Loan Party hereby represents and warrants as to itself to each Secured Party:
(a) Each Franklin Loan Party (i) is a corporation or limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on such Franklin Loan Party; (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify is not reasonably likely (either individually or in the aggregate) to have a material adverse effect on such Franklin Loan Party; and (d) is in material compliance in all material respects with all Requirements of Law.
(b) Neither (i) the execution and delivery of this Agreement nor any other Settlement Document, nor (ii) the consummation of the transactions contemplated herein will conflict with or result in a breach of the charter, by-laws, limited liability company agreement (written or oral), certificate of formation (or equivalent documents or oral agreements) of such Franklin Loan Party, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority or other agreement or instrument to which any Franklin Loan Party is a party or by which any of them or any of their property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any property of any Franklin Loan Party pursuant to the terms of any such agreement or instrument.
(c) Each Franklin Loan Party has all necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the other Settlement Documents; the execution, delivery and performance by each Franklin Loan Party have been duly authorized by all necessary action on its part; and this Agreement and the other Settlement Documents have been duly and validly executed and delivered by each Franklin Loan Party and constitutes a legal, valid and binding obligation of each Franklin Loan Party, enforceable against each Franklin Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
(d) No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any other Person, are necessary for the execution, delivery or performance by any Franklin Loan Party of this Agreement for the legality, validity or enforceability thereof.
(e) No Franklin Loan Party intends to incur, or believes that it has incurred, debt beyond its ability to pay such debts as they mature. No Franklin Loan Party is taking any action to commence insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Franklin Loan Party or any of its assets. No Franklin Loan Party is pledging or transferring any Collateral or other assets with any intent to hinder, delay or defraud any of its creditors.

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11. Release of Claims; Communications.
(a) As of the Settlement Effective Date, each Franklin Loan Party, for itself and its respective successors and assigns, agents, employees, officers and directors, hereby forever waives, relinquishes, discharges and releases all defenses and Claims (as defined below) of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against (i) each Secured Party, the issuer of the REIT Shares, and their respective successors, assigns, directors, officers, shareholders, agents, employees and attorneys, (ii) each participant in any Advances, such participant’s successors, assigns, directors, officers, shareholders, agents, employees and attorneys, (iii) each obligation evidenced by any credit agreement, any promissory note, instrument or other Loan Document or by the Licensing Credit Agreement, any promissory note, instrument or other loan document executed in connection therewith, and (iv) any collateral security in connection with any of the foregoing, including, without limitation, the REIT Collateral, in each instance, which any Franklin Loan Party may have or may have made at any time up through and including the Settlement Effective Date, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments. Nothing contained in this Agreement prevents enforcement of this waiver and release.
(b) As of the Settlement Effective Date, Huntington, in its capacity as party to the ISDA Agreements, for itself and its respective successors and assigns, agents, employees, officers and directors, agrees that it forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, arising solely in connection with the ISDA Agreements against each Franklin Loan Party and their respective successors, assigns, directors, officers, shareholders, agents, employees and attorneys. Nothing contained in this Agreement prevents enforcement of this waiver and release.
(c) As of the Settlement Effective Date, M&I, in its capacity as party to the Risk Participation, for itself and its respective successors and assigns, agents, employees, officers and directors, agrees that it forever waives, relinquishes, discharges and releases all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, arising solely in connection with the ISDA Agreements or the Risk Participation against each Franklin Loan Party and their respective successors, assigns, directors, officers, shareholders, agents, employees and attorneys. Nothing contained in this Agreement prevents enforcement of this waiver and release.
As used in paragraphs (a), (b), and (c) above, “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated of contingent, in contract, tort, at law or in equity and includes, without limitation, all causes of action, liabilities and rights arising under this Agreement or by virtue of any other credit agreement, promissory note or other loan document or any transaction entered into in connection herewith or therewith.
(d) Each party to this Agreement acknowledges and agrees that one purpose of this Agreement is to facilitate the resolution of the Specified Default and that, consistent with such purpose, no part of any oral or written communications between or among any Franklin Loan Party or any Secured Party regarding the transactions contemplated in this Agreement, exclusive of this written Agreement itself (collectively, “Communications”), shall be utilized or deemed to be admissible as evidence in any litigation involving any party to this Agreement. Communications shall be deemed to constitute “compromise negotiations,” and not to constitute evidence that is “discoverable,” as those phrases are used in the Federal Rules of Evidence and any applicable state rules of evidence, and no Communications shall be deemed to constitute evidence that is otherwise admissible for any other purpose.

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(e) The release and communication provisions provided by paragraphs (a), (b) (c) and (d) of this Section 11, shall survive and continue in full force and effect notwithstanding the occurrence of a Default other than the Specified Default.
12. Reservation of Rights; No Novation; Ratification.
(a) Except solely with respect to the Legacy Reduction and the amounts satisfied under the ISDA Agreements, all obligations, indebtedness, liabilities and other amounts owing under the Legacy Credit Agreement and the other Loan Documents to the Administrative Agent and the Lenders, whether on account of principal, interest or otherwise, shall remain outstanding and in effect, as evidenced by the Loan Documents and shall constitute Obligations owing under the Legacy Credit Agreement.
(b) All obligations, indebtedness, liabilities and other amounts owing under the Licensing Credit Agreement, the security agreements, including without limitation a certain Amended and Restated Security Agreement (Licensing) and an Investment Property Security Agreement, each dated March 31, 2009, and the other loan documents executed in connection therewith, whether on account of principal, interest or otherwise, shall remain outstanding and in effect, as evidenced by such Licensing Credit Agreement and such other loan documents and shall constitute Obligations owing under the Licensing Credit Agreement.
(c) All obligations, indebtedness, liabilities and other amounts owing from FCMC 2006 M Corp., aka FCMC 2006 M Corporation (UBS), FCMC 2006 K Corp., aka FCMC 2006 K Corporation (Equifirst), and Flow 2006 F Corp., aka Flow 2006 F Corporation or other applicable borrowers under the Franklin Master Agreement, the promissory notes and the other loan documents evidencing the Static Loans in favor Huntington or any participant in such loans, whether on account of principal, interest or otherwise shall remain outstanding and in effect, as evidenced by the Franklin Master Agreement, the promissory notes and the other loan documents evidencing the Static Loans and shall constitute obligations owing thereunder.
(d) All obligations, indebtedness, liabilities and other amounts that may be owing at any time to the Administrative Agent under a certain Deferred Payment Agreement dated as of September 22, 2010 (the “Deferred Payment Agreement”) entered into among the Administrative Agent, FCMC and Thomas J. Axon or any other documents relating thereto shall remain outstanding and in effect, as evidenced by the Deferred Payment Agreement and such other documents and shall constitute obligations owing thereunder.
(e) All obligations, indebtedness, liabilities and other amounts owing from any Franklin Loan Parties under any deposit account or other agreement in respect of banking services (other than the ISDA Agreements) in favor Huntington, M&I or BOS shall remain outstanding and in effect, pursuant to the terms of each agreement governing such services and shall constitute obligations owing thereunder.

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(f) Neither this Agreement nor any Settlement Document (i) is given in substitution for any Loan Document or other agreement referred to in Section 12(a) through (e) above, (ii) is payment of any amounts due by any Franklin Loan Party under any Loan Document or other agreement (except that the Legacy Reduction will reduce the Legacy Loan Parties’ Obligations owing to Huntington under the Legacy Credit Agreement and the satisfaction of the liabilities and obligations under the ISDA Agreements shall satisfy all liabilities and obligations arising under such ISDA Agreements), and (iii) is in any way intended to constitute a novation of any Commercial Loan or Advance under the Legacy Credit Agreement or any Loan Document, any obligation under the Licensing Credit Agreement or any loan document in connection therewith, any obligation in respect of any Static Loan, any obligation in respect of the Deferred Payment, or under any agreement for banking services. Each security interest, Lien, security agreement and financing statement granted, created or filed by, under or in connection with the Legacy Credit Agreement or any other Loan Document, the Licensing Credit Agreement or any Existing Forbearance Agreements or any predecessor thereto shall remain in full force and effect in all respects and unaffected by this Agreement.
(g) Each Franklin Loan Party acknowledges and agrees that, except as specifically set forth in this Agreement, each Secured Party (i) reserves the right to enforce each and every term of any loan document and any rights, actions, and claims arising in connection therewith, including, without limitation, any rights, indemnity provisions, actions and claims arising under or in connection with the Legacy Credit Agreement (other than the Legacy Reduction), the Licensing Credit Agreement, the Static Loans, the Deferred Payment Agreement, any servicing agreement that remains in place, and any ongoing consumer litigation; (ii) is under no duty or obligation of any kind or any nature to grant any Franklin Loan Party any forbearance or additional extension; (iii) shall not be construed to waive, relinquish or estop any Secured Party from asserting any Secured Party’s rights under this Agreement or any loan document or applicable law; and (iv) shall be under no impediment to any Secured Party’s right to pursue any and all remedies available to it on or after the Settlement Effective Date.
13. Closing. The consummation of the transactions contemplated by this Agreement shall take place at Columbus, Ohio at the offices of Porter Wright Morris & Arthur LLP at 11:00 a.m., on May 23, 2011. In the event the Closing is not consummated prior to May 27, 2011, this Agreement shall automatically terminate, and the parties hereto shall no longer have any obligations or liabilities hereunder.
14. Brokers’ Fees. Neither any Franklin Loan Party nor any Secured Party has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement or the Settlement Agreements for which any party hereto is or could become liable or obligated.
15. Miscellaneous.
(a) Except as otherwise expressly permitted by this Agreement, all notices, requests, and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the “Address for Notices” as specified in the Legacy Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

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(b) Each Franklin Loan Party hereby agrees jointly and severally, to hold each Secured Party, and each Affiliate thereof and the respective officers, directors, employees, agents, and advisors of each Secured Party (each an “Indemnified Party”) harmless from and indemnify the Secured Parties and such other Persons against all liabilities, losses, damages, judgments, costs, and expenses of any kind that may be imposed on, incurred by, or asserted against the Secured Parties or such other Persons, relating to or arising out of, this Agreement, any other Settlement Document or any transaction contemplated hereby or thereby, or any amendment, supplement, or modification of, or any waiver or consent under or in respect of, this Agreement, any other Settlement Document, or any transaction contemplated hereby or thereby, that, in each case, results from any matter whatsoever, except to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of any Secured Party.
(c) This Agreement may not be amended or modified except in a writing signed by each of the parties that execute this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.
(e) This Agreement shall be governed by Ohio law without reference to choice of law doctrine.
(f) Each party hereby irrevocably and unconditionally: SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF OHIO, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF OHIO, AND APPELLATE COURTS FROM ANY THEREOF; CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE WITHIN THE LEGACY CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED; AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
(g) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER SETTLEMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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(h) Each Franklin Loan Party hereby acknowledges that: (i) it has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the Settlement Documents; (ii) no Secured Party has any fiduciary relationship to any Franklin Loan Party, and the relationship between such Franklin Loan Party and each Secured Party is solely that of debtor and creditor; and (iii) no joint venture exists among or between the any Secured Party and any such Franklin Loan Party.
(i) The amendments and supplements set forth herein and in the Settlement Documents shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any right of any Secured Party under, or of any other term or provisions of any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Franklin Loan Party which would require the consent of any Secured Party.
(j) The Secured Parties each agree to hold any confidential information that it may receive from any Franklin Loan Party in connection with this Agreement in confidence, except for disclosure (i) to its Affiliates and to any other Secured Party and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to any Secured Party, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which it is a party, and (vi) to its direct or indirect contractual counterparties in swap agreements or to legal counsel, accountants, and other professional advisors to such counterparties; provided, however that in the event that the Administrative Agent or any of its representatives are requested or required by judicial, legislative or regulatory process to disclose any such confidential information, to the extent that the Administrative Agent is permitted to do so under the pleadings, orders or directives applicable to such judicial, legislative or regulatory process, the Administrative Agent will provide Holding, as representative of each of the Franklin Loan Parties, with prompt notice of any such request or requirement so that Holding may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement, and to such extent the Administrative Agent agrees to reasonably cooperate with the Holding in its doing so. In the event that such protective order or other remedy is not obtained, or that Holding waives compliance with the terms hereof, the Administrative Agent may disclose only that portion of the confidential information which is legally required. Each Franklin Loan Party agrees that the terms of this Section 15(j) shall set forth the entire agreement among the parties hereto with respect to any confidential information previously or hereafter received in connection with this Agreement, and this Section shall supersede any and all prior confidentiality agreements entered into by any of the parties hereto with respect to such confidential information, including, without limitations any terms contained in any term sheet or summary of terms concerning the matters set forth in this Agreement.
(k) The releases and waivers contained in this Agreement are freely, knowingly and voluntarily given by each party, without any duress or coercion, after each party has had opportunity to consult with its counsel and has carefully and completely read all of the terms and provisions of this Agreement. This Agreement shall be deemed drafted by all parties hereto and shall be construed without regard to any presumption or rule requiring that it be construed against the party initiating the drafting thereof.

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(l) Each Franklin Loan Party hereby agrees that if any such party, individually or jointly, shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the Bankruptcy Code, (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) seek consent to or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against any Franklin Loan Party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy and insolvency, or relief for debtors, the Secured Parties shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or from any other stay or suspension of remedies imposed in any other manner with respect to the exercise of the rights and remedies otherwise available to the Secured Parties under the terms of this Agreement and the Notes and the Loan Documents. Each Franklin Loan Party agrees that upon the occurrence of an Event of Default, the Administrative Agent shall be entitled to appointment of a receiver for any Collateral.
(m) If any Secured Party receives any payments or proceeds of any Collateral, including, without limitation, the REIT Collateral, or any payment made pursuant to any of the Legacy Credit Agreement, the Licensing Credit Agreement, the Franklin Master Agreement or any agreement evidencing the Static Loans, the Deferred Payment Agreement, this Agreement or any agreement executed in connection with any of the foregoing, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by the Debt Reduction or any payments or proceeds of any Collateral shall be reserved and continue as if such Debt Reduction, payments or proceeds had not been received by the applicable Secured Party.
(n) Each of the Secured Parties hereto hereby notifies each Franklin Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 10756, signed into law October 26, 2001) (the “Act”), it is required to obtain, verify and record information that identifies each Franklin Loan Party, which information includes the name and address of each party and other information that will allow such Secured Parties to identify any Franklin Loan Party in accordance with the Act.
[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first set forth above.

FRANKLIN CREDIT ASSET CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

FRANKLIN ASSET, LLC

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

EACH OTHER BORROWER LISTED ON SCHEDULE 1 ATTACHED HERETO.

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President of each such Borrower

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President
Signature Page to Settlement Agreement

THE HUNTINGTON NATIONAL BANK, in its capacities as Administrative Agent and Lender under the Legacy Credit Agreement, a party to the ISDA Agreements, and as Administrative Agent and issuing bank under the Licensing Credit Agreement

By:	/s/ David L. Abshier

	Name:	David L. Abshier
	Title:	Senior Vice President
HUNTINGTON FINANCE LLC, as a Lender under the Legacy Credit Agreement and as Lender under the Licensing Credit Agreement

By:	/s/ Donald R. Kimble

	Name:	Donald R. Kimble
	Title:	President
M & I MARSHALL & ILSLEY BANK, as a Lender under the Legacy Credit Agreement and as a party to the ISDA Agreements

By:	/s/ Thomas J. O’Neill

	Name:	Thomas J. O’Neill
	Title:	Executive Vice President
Signature Page to Settlement Agreement

Exhibits and Schedules
Schedule 1 to Signature Page (Legacy Borrowers)
Schedule 3 (Schedule of Legacy Indebtedness after Debt Reduction)
Exhibit 2 (Stock Powers)
Exhibit 4 (Legacy Amendment No. 3)
Exhibit 5 (Second Amendment to Pledge)
Exhibit 6 (Discharge of Limited Recourse Guaranty)
Exhibit 7 (Licensing Amendment No. 4)
Exhibit 9(b) (Other Closing Deliveries)

SCHEDULE 1 TO SIGNATURE PAGE
(Legacy Borrowers)

TRIBECA LENDING CORP.
FCMC 2000 C CORP.
FCMC 2000 D CORP.
FCMC 2001 A CORP.
FCMC 2001 B CORP (fka Fort 100 Corporation)
FCMC 2001 C CORP.
FCMC 2001 D CORP.
FCMC 2001 E CORP.
FCMC 2001 F CORP.
FCMC 2002 A CORP.
FCMC 2002 B CORP.
FCMC 2002 C CORP.
FCMC 2002 D CORP.
FCMC 2002 E CORP.
FCMC 2002 F CORP.
FCMC 2002 G CORP.
FCMC 2002 H CORP.
FCMC 2003 A CORP.
FCMC 2003 B CORP.
FCMC 2003 C CORP.
FCMC 2003 D CORP.
FCMC 2003 E CORP.
FCMC 2003 F CORP.
FCMC 2003 G CORP.
FCMC 2003 H CORP.
FCMC 2003 I CORP.
FCMC 2004 A CORP (fka FCMC 2003 J Corp.)
FCMC 2004 B CORP. (fka FCMC 2003 K Corp.)
FCMC 2004 C CORP.
FCMC 2004 D CORP.
FCMC 2004 E CORP.
FCMC 2004 F CORP.
FCMC 2004 G CORP.
FCMC 2004 H CORP.
FCMC 2004 I CORP.
FCMC 2004 J CORP.
FCMC 2004 K CORP.
FCMC 2004 L CORP.
FCMC 2004 M CORP.
FCMC 2005 A CORP.
FCMC 2005 B CORP.
FCMC 2005 C CORP.

FCMC 2005 D CORP.
FCMC 2005 E CORP.
FCMC 2005 F CORP.
FCMC 2005 G CORP.
FCMC 2005 H CORP.
FCMC 2005 I CORP.
FCMC B-ONE 2004 A CORP.
FCMC B-ONE 2004 B CORP.
FCMC B-ONE 2004 C CORP.
FCMC B-ONE 2004 D CORP.
FCMC B-ONE 2004 E CORP.
FCMC B-ONE 2004 F CORP.
FLOW 2000A CORP.
FLOW 2000B CORP.
FLOW 2000D CORP.
FLOW 2000E CORP.
FLOW 2000F CORP.
FLOW 2001 A CORP.
FLOW 2001 B CORPORATION
FLOW 2001 C CORPORATION
FLOW 2001 D CORP (fka Fort 100 B Corporation)
FLOW 2001 E CORPORATION
FLOW 2001 F CORPORATION
FLOW 2001 G CORPORATION
FLOW 2001 H CORP.
FLOW 2001 I CORP.
FLOW 2001 J CORP.
FLOW 2001 K CORP
FLOW 2001 L CORP.
FLOW 2002 A CORP.
FLOW 2002 B CORP.
FLOW 2002 C CORP.
FLOW 2002 D CORP.
FLOW 2002 E CORP.
FLOW 2002 F CORP.
FLOW 2002 G CORP.
FLOW 2002 H CORP.
FLOW 2002 I CORP.
FLOW 2002 J CORP.
FLOW 2002 K CORP.
FLOW 2002 L CORP.
FLOW 2003 A CORP.
FLOW 2003 B CORP.
FLOW 2003 C CORP.
FLOW 2003 D CORP.

FLOW 2003 E CORP.
FLOW 2003 F CORP.
FLOW 2003 G CORP.
FLOW 2003 H CORP.
FLOW 2003 I CORP.
FLOW 2003 J CORP.
FLOW 2003 K CORP.
FLOW 2003 L CORP.
FLOW 2004 A CORP. (fka Flow 2003 M Corp.)
FLOW 2004 B CORP.
FLOW 2004 C CORP.
FLOW 2004 D CORP.
FLOW 2004 E CORP.
FLOW 2004 F CORP.
FLOW 2004 G CORP.
FLOW 2004 H CORP.
FLOW 2004 I CORP.
FLOW 2005 A CORP.
FLOW 2005 B CORP.
FLOW 2005 C CORP.
FLOW 2005 D CORP.
FLOW 2005 E CORP.
FLOW 2005 F CORP
FLOW 2005 G CORP
FLOW 2005 H CORP
FLOW 2005 I CORP
FLOW 2005 J CORP
FLOW 99-92 CORP.
CAPE 77 CORP.
COAST 56 CORPORATION
EMERGE 64 CORPORATION
FIRSTGOLD 69 CORP.
BEACH FUNDING CORP.
COAST 96 CORP.
EMOD 65 CORP.
GREENWICH FIRST CORPORATION
GREENWICH FUNDING CORPORATION
GREENWICH MANAGEMENT CORPORATION
HARRISON FINANCIAL CORPORATION
PANCAL 82 CORP.
PENN 100B CORP.
PENN 100 CORP.
POINT 91 CORP.
STATES 87 CORP.
FCMC 2005 J CORP.

FCMC 2005 K CORP.
FCMC 2005 L CORP.
FCMC 2005 M CORP.
FCMC 2005 N CORP.
FCMC 2005 O CORP.
FCMC 2005 P CORP.
FCMC 2005 Q CORP.
FCMC 2005 R CORP.
FCMC 2005 S CORP.
FCMC 2006 A CORP.
FCMC 2006 B CORP.
FCMC 2006 C CORP.
FCMC 2006 D CORP.
FCMC 2006 E CORP.
FCMC 2006 F CORP.
FCMC 2006 G CORP.
FCMC 2006 H CORP.
FCMC 2006 I CORP.

FCMC 2006 J CORP.

FCMC 2006 L CORP.
FCMC 2006 N CORP.
FCMC 2006 O CORP.
FCMC 2006 P CORP.
FCMC 2006 Q CORP.
FCMC 2006 R CORP.
FCMC 2006 S CORP.
FCMC 2006 T CORP.
FCMC 2006 U CORP.
FCMC 2006 V CORP.
FCMC 2006 W CORP.
FCMC 2006 X CORP.
FCMC 2006 Y CORP.
FCMC 2006 Z CORP.
FCMC 2007 A CORP.
FCMC 2007 B CORP.
FCMC 2007 C CORP.
FCMC 2007 D CORP.
FCMC 2007 E CORP.
FCMC 2007 F CORP.
FCMC 2007 G CORP.
FCMC 2007 H CORP.
FCMC 2007 I CORP.
FCMC 2007 J CORP.

FCMC 2007 K CORP.
FCMC 2007 L CORP.
FCMC 2007 M CORP.
FCMC 2007 N CORP
FCMC 2007 O CORP.
FCMC 2007 P CORP.
FCMC 2007 Q CORP.
FCMC 2007 R CORP.
FCMC 2007 S CORP.
FCMC 2007 T CORP.
FCMC 2007 U CORP
FCMC 2007 V CORP.
FCMC 2007 W CORP.
FCMC 2007 X CORP.
FCMC 2007 Y CORP.
FCMC 2007 Z CORP
FCMC 2007 AA CORP.
FCMC 2007 AB CORP.
FCMC 2007 AC CORP.
FLOW 2006 A CORP.
FLOW 2006 B CORP.
FLOW 2006 C CORP.
FLOW 2006 D CORP.
FLOW 2006 E CORP.

FLOW 2006 G CORP.
FLOW 2006 H CORP.
FLOW 2007 A CORP.
FLOW 2007 B CORP
FLOW 2007 C CORP.
FLOW 2007 D CORP.
RONTEX CORPORATION
SIX HARRISON CORPORATION
HARRISON FIRST CORPORATION
HARRISON FINANCIAL ASSOCIATES, INC.
HARRISON FUNDING CORPORATION
RONTEXT 1617 CORPORATION
RONTEX 1617 CORPORATION
JUNIPER CORP.
NEWPORT 50 CORPORATION
SIX HARRISON CORPORATION
HUDSON MANAGEMENT CORPORATION
TRIBECA FUNDING CORPORATION

TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.
TRIBECA XCIII 2007 CORP.
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.

TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
TRIBECA LI 2005 CORP.

TRIBECA XVI 2004 CORP.
FLOW 2007 E CORP
EMGOLD 57 CORP.
FCMC CORPORATE REFINANCE

Schedule 3 to Settlement Agreement
Franklin Credit Asset Corporation, et. al. Commercial Loans
Outstanding Principal Balance after Debt Reduction
23-May-11

							Total
Note		HNB	Htg Finance	M&I	BOS	Total	by Tranche

Tranche	A-1	—	n/a	—	—	—
Tranche	A-2	—	n/a	—	—	—
Tranche	A-3	—	n/a	4,989,206.27	4,962,727.93	9,951,934.20
Tranche	A-4	127,501,533.09	n/a	26,182,525.77	9,206,358.28	162,890,417.14	172,842,351.34
Tranche	B-1		361,940,385.34	45,757,091.96	n/a	407,697,477.30
Tranche	B-2		n/a	26,647,640.57	n/a	26,647,640.57	434,345,117.87
Tranche	C		159,829,057.56	11,256,396.36	n/a	171,085,453.92	171,085,453.92

Total		127,501,533.09	521,769,442.90	114,832,860.93	14,169,086.21	778,272,923.13	778,272,923.13

1)	Reflects a $478 million debt reduction to HNB’s A tranche outstanding principal balance

EXHIBIT 2
STOCK POWER
For Value Received, the undersigned, Franklin Asset, LLC hereby assigns and transfers 154 shares of Common Stock, without par value per share, of Huntington Preferred Capital II, Inc., an Ohio corporation (the “Corporation”), standing in its name on the books of the Corporation and represented by Certificate Number 5, which is tendered herewith, to The Huntington National Bank, and hereby irrevocably constitutes and appoints Porter, Wright, Morris & Arthur LLP as its attorney-in-fact to transfer said shares on the books of the Corporation, with full power of substitution in the premises.

Dated: May , 2011	FRANKLIN ASSET, LLC
By:
		Name:	Thomas J. Axon
		Title:	President

STOCK POWER
For Value Received, the undersigned, Franklin Asset, LLC hereby assigns and transfers 4,724.1330831 shares of Class C Preferred Stock, $100,000 par value per share, of Huntington Preferred Capital II, Inc., an Ohio corporation (the “Corporation”), standing in its name on the books of the Corporation and represented by Certificate Number C-1, which is tendered herewith, to The Huntington National Bank, and hereby irrevocably constitutes and appoints Porter, Wright, Morris & Arthur LLP as its attorney-in-fact to transfer said shares on the books of the Corporation, with full power of substitution in the premises.

Dated: May , 2011	FRANKLIN ASSET, LLC
By:
		Name:	Thomas J. Axon
		Title:	President

EXHIBIT 4
AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 23rd day of May, 2011 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT ASSET CORPORATION, a Delaware Corporation (“Franklin Asset”), TRIBECA LENDING CORP., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”) and the other Borrowers listed on Schedule 1 hereto (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”), the FINANCIAL INSTITUTIONS SIGNATORY HERETO as Lenders (as defined in the Credit Agreement defined below), and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”) as administrative agent for the Lenders, in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).
This Amendment further amends and modifies a certain Amended and Restated Credit Agreement dated as of March 31, 2009 (as amended, supplemented, restated, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among the Borrowers, the Lenders and the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, the Borrowers, the Lenders and the Administrative Agent executed the Credit Agreement, amending and restating the terms of certain extensions of credit to the Borrowers and reaffirming all Loan Documents entered into or delivered prior to such date; and
B. The Borrowers have failed to make certain payments due and owing under one or more Interest Rate Hedge Agreements entered into in connection with the Indebtedness evidenced by the Credit Agreement (the “Specified Default”), the Administrative Agent has maintained that, as a result of the Specified Default, the Borrowers are currently in default of Section 8.01(b), “Events of Default” of the Credit Agreement, and the Borrowers have not agreed that the Specified Default constitutes such a default under the Credit Agreement; and
C. As a result of the Specified Default, the Borrowers, the Administrative Agent, and the Required Lenders, among others, entered into a Settlement Agreement dated as of May 23, 2011 (the “Settlement Agreement”), pursuant to which, inter alia, the Borrowers agreed to transfer, assign and surrender to Huntington as Lender the REIT Shares and all proceeds thereof in consideration for $478,000,000, in reduction of indebtedness owed to Huntington pursuant to Tranche A, and, at the request of the Borrowers, the Administrative Agent and the Required Lenders agreed to waive the Specified Default and amend the terms and conditions of the Credit Agreement as set forth below.

D. In connection with the Settlement Agreement, the Borrowers and Holding have requested that (i) the Administrative Agent and the Required Lenders discharge Holding from any liability under the Holding Limited Recourse Guaranty, (ii) waive the Specified Default; (iii) consent to the Franklin Servicing LLC Dissolution to the extent it is prohibited by any of the Loan Documents, (iv) consent to any Restricted Payment by Franklin Servicing LLC to Holding in connection with the Franklin Servicing LLC Dissolution, (v) release its equity interests in Franklin Servicing LLC and (vi) amend and modify certain other terms and covenants in the Credit Agreement, and the Administrative Agent and the Required Lenders are willing to do so upon the terms and subject to the conditions contained herein; and
E. Pursuant to Section 10.04, “Amendments,” of the Credit Agreement, the amendments and waivers requested by the Borrowers and Holding herein must be contained in a written agreement signed by each Borrower, the Administrative Agent and the Required Lenders.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definition of “Guarantor” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement is hereby amended to recite as follows:
“Guarantor” shall mean any Person which has become obligated to the Administrative Agent or the Lenders in respect of the Obligations under any Loan Document pursuant to the terms of a Guarantee.
2. Section 7.08, “Activities of Franklin Servicing,” of the Credit Agreement is hereby deleted in its entirety. In furtherance thereof, pursuant to the terms of the Settlement Agreement, the Administrative Agent and the Required Lenders consent to (i) the dissolution of Franklin Credit Loan Servicing LLC and the distribution of its remaining assets to Holding, and/or (ii) the merger of such limited liability company into Holding, and further consent to the release of the Lien of the Administrative Agent on the Equity Interests owned by Holding in Franklin Credit Loan Servicing LLC and the making of any Restricted Payment from Franklin Credit Loan Servicing LLC to Holding.
3. Paragraph (c) of Section 7.20, “ Organizational Documents, Pledge or Transfer of Equity Interests,” of the Credit Agreement is hereby amended to recite as follows:
(c) No Borrower will permit or allow others to, create, incur or permit to exist any Lien, security interest or claim on or to any Equity Interests of Franklin Asset or Tribeca, other than a Lien securing the Obligations.

4. The Administrative Agent and the Required Lenders hereby waive the Specified Default.
5. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Lender and its counsel, containing such information requested by the Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Lender, each of the following Loan Documents:
(i) five (5) duly executed originals of this Amendment;
(ii) Holding shall deliver a certified “stand alone” balance sheet of Franklin Servicing LLC dated as of December 31, 2010;
(iii) a duly executed original of the Second Amendment to Amended and Restated Pledge Agreement of Holding to remove Franklin Servicing LLC from Schedule 2 (Pledged Collateral);
(iv) five (5) duly executed originals of the Settlement Agreement; and
(v) satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the satisfaction of the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may request.
(b) The Administrative Agent (for the benefit of the Lenders) shall have received a fee in respect of this Amendment in the amount of $0, which fee shall be earned in full as of the Amendment Effective Date and shall be non-refundable; and
(c) The representations contained in the immediately following paragraph shall be true and accurate in all material respects.
6. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; and (b) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof.

7. Ratification and Reaffirmation. Each Borrower agrees that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.
8. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement,” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers that the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower that would require the consent of the Lender.
9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
12. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
13. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
14. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and the Lenders signatory hereto have set their hands as of the date first set forth above.

BORROWERS: FRANKLIN CREDIT ASSET CORPORATION
By:
	Name:	Thomas J. Axon
	Title:	President

TRIBECA LENDING CORP.
By:
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN ASSET, LLC
By:
	Name:	Thomas J. Axon
	Title:	President

EACH BORROWER LISTED ON SCHEDULE 1 ATTACHED HERETO
By:
	Name:	Thomas J. Axon
	Title:	as President of, and on behalf of, each Borrower listed on Schedule 1 attached to this Amendment.

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK
By:
	Name:	David L. Abshier
	Title:	Senior Vice President

LENDERS: THE HUNTINGTON NATIONAL BANK
By:
	Name:	David L. Abshier
	Title:	Senior Vice President

HUNTINGTON FINANCE LLC, as Lender
By:
	Name:	Donald R. Kimble
	Title:	President

M & I MARSHALL & ILSLEY BANK, as Lender
By:
Name:
Title:

EXHIBIT 5
SECOND AMENDMENT TO
AMENDED AND RESTATED PLEDGE AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), dated as of May 23, 2011, is entered into by and between FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (the “Grantor”), and The Huntington National Bank, a national banking association, acting hereunder as contractual representative pursuant to the Credit Agreement for Lenders (“Huntington,” acting as such contractual representative and any successor or successors to Huntington acting in such capacity, being referred to as the “Administrative Agent”). All capitalized terms in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement (as defined below).
RECITALS:
A. On or about March 31, 2009, the Grantor entered into a certain Amended and Restated Pledge Agreement, that has been amended by a certain First Amendment to Amended and Restated Pledge Agreement dated September 22, 2010 (as so amended, the “Pledge Agreement”) in favor of Administrative Agent; and
B. Pursuant to the terms and subject to the conditions of the Pledge Agreement, the Grantor collaterally assigned, mortgaged, pledged, and hypothecated to Administrative Agent (for the benefit of the Secured Creditors) a lien on and security interest in, and a collateral assignment of, all of Grantor’s right, title, and interest in, to, and under the Collateral; and
C. The Grantor and the Administrative Agent have agreed that the Pledge Agreement should be amended and modified upon the terms and subject to the conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
15. The definition of “Pledged LLC Interests,” as set forth in Section 1.1(b) of the Pledge Agreement is hereby amended to recite in its entirety as follows:
“Pledged LLC Interests” means, other in respect to Franklin Credit Loan Servicing, LLC, all right, title and interest of the Grantor as a member of any LLC and all right, title and interest of the Grantor in, to and under any LLC Agreement to which it is a party.
16. Schedule 2 to the Pledge Agreement is hereby replaced with Schedule 2 attached to this Amendment.

17. Conditions of Effectiveness. This Amendment shall become effective as of May 23, 2011, upon satisfaction of all of the following conditions precedent:
(a) Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of Administrative Agent and its counsel, containing such information requested by Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Administrative Agent, each of the following documents:
(i) Two duly executed originals of this Amendment;
(b) The representations contained in the immediately following paragraph shall be true and accurate.
18. Representations and Warranties. The Grantor represents and warrants to Administrative Agent as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of the Grantor in the Pledge Agreement and in any other document executed in connection therewith is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery, and performance by the Grantor of this Amendment and any other related document have been duly authorized by all requisite corporate or organizational action on the part of the Grantor and will not violate any Laws applicable to the Grantor; (c) this Amendment has been duly executed and delivered by the Grantor, and each of this Amendment, the Pledge Agreement, and any other related document as amended hereby constitutes the legal, valid, and binding obligation of the Grantor, enforceable against the Grantor in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default.
19. Ratification and Reaffirmation. The Grantor agrees (i) that all the obligations, indebtedness, and liabilities of the Grantor to the Administrative Agent under the Pledge Agreement are the valid and binding obligations of the Grantor; (ii) that the Secured Obligations of the Grantor are valid and binding without any present right of offset, claim, defense, or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent are valid and binding and are hereby ratified and confirmed in all respects.
20. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to “Amended and Restated Pledge Agreement,” “Pledge Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in any related documents to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants, and conditions of the Pledge Agreement and any related documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit, or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to, or modification of any of the Administrative Agent’s rights under, or of any other term or provisions of, the Pledge Agreement or any other related document, or of any term or provision of any other document referred to therein or herein or of any transaction or future action on the part of the Grantor that would require the consent of the Administrative Agent.
21. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.

22. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
23. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
24. Further Assurances. The Grantor hereby agrees to execute and deliver such additional documents, instruments, and agreements reasonably requested by the Administrative Agent as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.
25. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
26. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have hereunto set their hands as of the date first set forth above.

GRANTOR: FRANKLIN CREDIT HOLDING CORPORATION
By:
	Name:	Thomas J. Axon
	Title:	President

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:
	Name:	David L. Abshier
	Title:	Senior Vice President

SCHEDULE 2
(Pledged Collateral)
100% of issued and outstanding equity of all classes of stock and membership interests of subsidiaries of Franklin Credit Holding Corporation, including but not limited to, Franklin Credit Asset Corporation and Tribeca Lending Corp., but excluding Franklin Credit Management Corporation and Franklin Credit Loan Servicing, LLC.

EXHIBIT 6
DISCHARGE OF LIMITED RECOURSE GUARANTY
FRANKLIN CREDIT HOLDING CORPORATION
WHEREAS, FRANKLIN CREDIT HOLDING CORPORATION (“Holding”), entered into a Limited Recourse Guaranty dated March 31, 2009 (the “Guaranty”), with THE HUNTINGTON NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders defined below, pursuant to which Holding guaranteed, on a limited recourse basis, the payment of the obligations of Franklin Credit Asset Corporation, Tribeca Lending Corp. and their Subsidiaries as borrowers (collectively the “Borrowers”), under a certain Amended and Restated Credit Agreement by and among the Borrowers, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), and the Administrative Agent, dated as of March 31, 2009, as amended, restated, supplemented and otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and various promissory notes executed in connection with the Credit Agreement;
WHEREAS, in connection with the Credit Agreement, Holding executed and delivered a certain a certain Amended and Restated Pledge Agreement, as amended prior to the date hereof by a certain First Amendment to Amended and Restated Pledge Agreement dated September 22, 2010 (as so amended, the “Pledge Agreement”) in favor of Administrative Agent; and
WHEREAS, the Borrowers have requested that the Administrative Agent discharge the Guaranty, and the Administrative Agent, with the consent of the requisite Lenders under the Credit Agreement, is willing to do so as long as Holding reaffirms each warranty, representation, covenant and agreement contained in, and its obligations under, a Pledge Agreement (other than as it relates to the Guaranty).
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The Administrative Agent does hereby release, cancel and discharge Holding from all of its duties and obligations to the Administrative Agent and the Lenders under the Guaranty, and the Guaranty is hereby released, cancelled and discharged.
2. Except as any warranty, representation, covenant and agreement relates to the continuing enforceability of the Guaranty, Holding hereby (i) reaffirms each warranty, representation, covenant and agreement made by Holding to the Administrative Agent and the Lenders in the Pledge Agreement, and (ii) agrees that its rights and obligations shall be continuing as provided in the Pledge Agreement and that the Pledge Agreement shall remain as written originally and continue in full force and effect in all respects.

IN WITNESS WHEREOF, each of the Administrative Agent and Holding have caused this instrument to be executed and delivered by its duly authorized officer as of the  _____  day of May, 2011.

THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:
David L. Abshier, Senior Vice President

FRANKLIN CREDIT HOLDING CORPORATION

By:
Thomas J. Axon, President

EXHIBIT 7
AMENDMENT NO. 4 TO
AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING)
THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING) (this “Amendment”) is entered into as of May 23, 2011 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware Corporation, and FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (each, a “Borrower” and collectively “Borrowers”), THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”) and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). This Amendment further amends and modifies a certain Amended and Restated Credit Agreement (Licensing) dated as of March 31, 2009 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among Borrowers, the Lenders, the Administrative Agent and Issuing Bank. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, Borrowers, the Lenders, the Administrative Agent and Issuing Bank executed the Credit Agreement setting forth the terms of certain extensions of credit to the Borrower; and
B. As of March 31, 2009, Borrowers executed and delivered to the Administrative Agent, inter alia, a Revolving Promissory Note (Licensing) in the original principal sum of Two Million Dollars ($2,000,000), which principal sum was thereafter reduced to One Million Dollars ($1,000,000); and
C. As of March 31, 2009, and at various other times, Borrowers executed and delivered to the Administrative Agent, inter alia, one or more Applications and Agreements for Letter of Credit in connection with Issuing Bank’s issuance of Letters of Credit for the account of one or more of the Borrowers; and
D. As of May 31, 2010, the Draw Loan Commitment expired by its terms and Borrowers have no right to obtain any Draw Loan Advances under the Credit Agreement;
E. As of March 28, 2011, the Administrative Agent, on behalf of the Lenders and the Issuing Bank, waived the Borrowers’ failure to comply with Section 7.07(a) (Net Income Before Taxes) through and including September 30, 2011; and

E. As of even date herewith, the Borrowers, the Lenders and the Administrative Agent, among others, have entered into a certain Settlement Agreement (the “Settlement Agreement”), and, in connection therewith, the Borrowers have requested that the Administrative Agent and the Lenders (i) extend the maturity of the Revolving Loan Commitment and the Letter of Credit Commitment and (ii) delete the certain financial covenant in Section 7.07(a) (Net Income Before Taxes) of the Credit Agreement, and the Administrative Agent, the Lenders and the Issuing Bank, are willing to do so upon the terms and subject to the conditions contained herein; and
F. Pursuant to Section 10.04, “Amendments,” of the Credit Agreement, the amendments requested by the Borrowers and Holding herein must be contained in a written agreement signed by each Borrower, the Administrative Agent and the Required Lenders.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
27. The definition of “Termination Date” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement is hereby amended to recite as follows:
“Termination Date” shall mean (i) in respect of the Revolving Loan and the Revolving Loan Commitment and the Letters of Credit and the Letter of Credit Commitment, September 30, 2012, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, and (ii) in respect of the Draw Loan and the Draw Loan Commitment May 31, 2010, which Draw Loan and Draw Commitment have expired and are of no force and effect.
28. Paragraph (a), “Net Income Before Taxes,” of Section 7.07, “Financial Covenants,” of the Credit Agreement is hereby amended to recite as follows:
(a) [Intentionally Deleted].
29. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory hereto, originals, or completion as the case may be, to the satisfaction of the Administrative Agent and its counsel, of three duly executed originals of this Amendment;

(b) Satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the satisfaction of the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may request;
(c) The Administrative Agent (for the benefit of the Lenders) shall have received a fee in respect of this Amendment in the amount of $18,750, which fee shall be earned in full as of the Amendment Effective Date and shall be non-refundable;
(d) The Borrowers shall have paid all of the Administrative Agent’s cost and expenses incurred up to the date of this Amendment; and
(e) The representations contained in the immediately following paragraph shall be true and accurate.
30. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of such Borrower in the Credit Agreement and in any other Loan Document is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; (c) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Default.
31. Ratification and Reaffirmation. Each Borrower agrees (i) that all the obligations, indebtedness and liabilities of such Borrower to the Administrative Agent and the Lenders under the Credit Agreement are the valid and binding obligations of such Borrower; (ii) that the obligations, indebtedness and liabilities of such Borrower evidenced by each Note executed and delivered by such Borrower are valid and binding without any present right of offset, claim, defense or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.

32. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement (Licensing),” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower which would require the consent of the Lender.
33. Waiver and Release of All Claims and Defenses. Each Borrower hereby forever waives, relinquishes, discharges and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against the Administrative Agent and the Lenders, and all of their successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the Obligations or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and any Borrower or any of them, which any Borrower may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by any Borrower, and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.
34. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
35. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

36. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
37. Costs and Expenses. Each Borrower agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.
38. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
39. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
40. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and Issuing Bank have hereunto set their hands as of the date first set forth above.

BORROWERS: FRANKLIN CREDIT MANAGEMENT CORPORATION
By:
	Name:	Thomas J. Axon
	Title:	President

FRANKLIN CREDIT HOLDING CORPORATION
By:
	Name:	Thomas J. Axon
	Title:	President

ADMINISTRATIVE AGENT AND ISSUING BANK: THE HUNTINGTON NATIONAL BANK
By:
	Name:	David L. Abshier
	Title:	Senior Vice President

LENDER AND RISK PARTICIPANT: HUNTINGTON FINANCE, LLC
By:
	Name:	Donald R. Kimble
	Title:	President

EXHIBIT 9(b)
Other Closing Deliveries
1.	Required Lender Consent Agreement

2.	All governmental and third party consents and approvals necessary in connection with the Settlement Agreement and the documents to be executed in connection therewith

3.	Closing Certificate of each Loan Party to Settlement Agreement with the following Exhibit:
A.	Corporate/LLC resolutions or member shareholder actions, as applicable, authorizing execution, delivery and performance of Settlement Agreement and related Settlement Documents
4.	Certified copy of an audited balance sheet of Franklin Credit Loan Servicing, LLC dated as of December 31, 2010